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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 10, 2002
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

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
         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 749-7100
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ITEM 5.  OTHER EVENTS

         On April 10, 2002, Doral Financial Corporation closed the issuance and sale of $30,000,000 of its 7.00% Senior Notes due 2012, $40,000,000 of its 7.10%
Senior Notes due 2017 and $30,000,000 of its 7.15% Senior Notes due 2022.

         The exhibits listed in Item 7 are hereby incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

     1.1 Agency Agreement, dated as of April 5, 2002 between Doral Financial Corporation and Popular Securities, Inc.

     1.2 Supplement to Agency Agreement, dated April 5, 2002, among Doral Financial Corporation, Popular Securities, Inc. and the Puerto Rico Conservation Trust Fund.

     4.16              Form of 7.00% Senior Note due 2012.

     4.17              Form of 7.10% Senior Note due 2017.

     4.18              Form of 7.15% Senior Note due 2022.

     5.1 Opinion of Pietrantoni Mendez & Alvarez LLP regarding the Doral Financial Corporation Senior Notes.

     5.2 Opinion of Brown & Wood LLP regarding the Doral Financial Corporation Senior Notes.

    23.1               Consents of Counsel (included in Exhibits 5.2 and 5.3).

    99                 Press release dated April 10, 2002.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:     /s/ Mario S. Levis
                                                 -----------------------------
                                                         Mario S. Levis
                                                    Executive Vice President
                                                         and Treasurer



Date: April 10, 2002





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